Exhibit (m)(1)(i)

TRANSAMERICA FUNDS

AMENDED SCHEDULE A

12B-1 PLAN OF DISTRIBUTION

The following series and classes of shares are offered effective as of March 1, 2016:

ClearTrack 2015	Class R1
Class R6
ClearTrack 2020	Class R1
Class R6
ClearTrack 2025	Class R1
Class R6
ClearTrack 2030	Class R1
Class R6
ClearTrack 2035	Class R1
Class R6
ClearTrack 2040	Class R1
Class R6
ClearTrack 2045	Class R1
Class R6
ClearTrack 2050	Class R1
Class R6
ClearTrack Retirement Income	Class R1
Class R6
Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation –Growth Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I

Class R
Transamerica Bond	Class I2
Class R1
Class R6

Transamerica Capital Growth	Class A
Class B
Class C
Class I
Class I2
Transamerica Commodity Strategy	Class I2
Transamerica Concentrated Growth	Class A
Class C
Class I
Class I2
Transamerica Core Bond	Class I2
Transamerica Developing Markets Equity	Class I2
Transamerica Dividend Focused	Class A
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Dynamic Income	Class A
Class C
Class I
Transamerica Dynamic Allocation	Class A
Class C
Class I

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2

Transamerica Event Driven	Class A
Class I
Class I2
Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Floating Rate	Class A
Class C
Class I
Class I2
Transamerica Global Bond	Class A
Class C
Class I
Class I2
Transamerica Global Equity	Class A
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Global Long/Short Equity	Class A
Class I
Class I2
Transamerica Global Multifactor Macro	Class I2
Transamerica Global Real Estate Securities	Class I2
Transamerica Growth	Class I2
Class R1
Class R6
Transamerica High Yield Bond	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6
Transamerica High Yield Muni	Class A
Class C
Class I

Transamerica Income & Growth	Class A
Class C
Class I
Class I2
Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2
Transamerica Intermediate Bond	Class I2
Transamerica Intermediate Muni	Class A
Class C
Class I
Transamerica International Equity	Class A
Class C
Class I
Class I2
Class R1
Class R6
Transamerica International Equity Opportunities	Class I2
Transamerica International Small Cap	Class I2
Transamerica International Small Cap Value	Class I
Class I2
Transamerica Large Cap Value	Class A
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Long/Short Strategy	Class I2
Transamerica Managed Futures Strategy	Class I2
Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2
Transamerica Mid Cap Value	Class I2
Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2

Transamerica MLP & Energy Income	Class A
Class C
Class I
Class I2
Transamerica Money Market	Class A
Class B
Class C
Class I
Class I2
Transamerica Multi-Cap Growth	Class A
Class B
Class C
Class I
Class I2
Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I
Class R1
Class R6
Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Small Cap Core	Class A
Class C
Class I
Class I2
Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2
Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Strategic High Income	Class A
Class C
Class I
Class I2
Transamerica Total Return	Class I2
Transamerica Unconstrained Bond	Class A
Class C
Class I
Class I2
Transamerica US Growth	Class A
Class B
Class C
Class I
Class I2
Class T

SERVICE AND DISTRIBUTION FEES

The Fund is authorized to pay to Servicing Party the following annual distribution and service fees as compensation for Servicing Party’s services as Distributor of those specific shares of the Fund.

Class A Shares	0.25% of average daily net assets of the Fund’s Class A shares

Class B Shares	1.00% of average daily net assets of the Fund’s Class B shares

Class C Shares	1.00% of average daily net assets of the Fund’s Class C shares

Class R Shares	0.50% of average daily net assets of the Fund’s Class R shares

Class R1 Shares	0.50% of average daily net assets of the Fund’s Class R1 shares

The Fund may pay a distribution and service fee to Servicing Party at a lesser rate than the fees specified in Sections 1(a) and 1(b), respectively, of this Plan, in either case as agreed upon by the Trust and Servicing Party and as approved in the manner specified in Section 5 of this Plan.

12b-1 distribution and service fees are not applicable to Class I, Class I2, Class T and Class R6 shares.